Exhibit 32.2

                            FORD MOTOR CREDIT COMPANY

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

      I, David P. Cosper, Executive Vice President, Chief Financial Officer and Treasurer of Ford Motor Credit Company (the "Company"), hereby certify pursuant to Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of title 18 of the United States Code that:

        1. the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, to which this statement is filed as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                    /s/ David P. Cosper
                                    --------------------
                                    David P. Cosper
                                    Executive Vice President,
                                    Chief Financial Officer and Treasurer


Dated:  May 6, 2004